UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 6, 2017

BIONIK LABORATORIES CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-54717	27-1340346
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

483 Bay Street, N105 Toronto, ON	M5G 2C9
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (416) 640-7887

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 8, 2017, as approved by the stockholders of Bionik Laboratories Corp. (the “Company”) at the annual meeting of the Company’s stockholders held on November 6, 2017, the Company filed a Certificate of Amendment to its Restated Certificate of Incorporation, with the Secretary of State of the State of Delaware to increase the number of authorized shares of the Common Stock from 150,000,000 to 250,000,000 shares (the “Certificate of Amendment”).

The foregoing description of the Certificate of Amendment is not complete and is subject to, and qualified in its entirety by, the full text of the Certificate of Amendment, which is attached to this Current Report on Form 8-K as Exhibit 3.1, the terms of which are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on November 6, 2017. At the Annual Meeting, the stockholders voted on the following four proposals and cast their votes as described below. The proposals are described in more detail in the Company’s Definitive Revised Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on October 5, 2017.

Proposal 1:	Election of the five nominees listed below to serve on the Board of Directors of the Company until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified:

Nominee	For	Withhold Authority
Peter Bloch	49,919,866	15,526,251
Eric Michel Dusseux	61,942,857	3,503,260
Michal Prywata	57,389,736	8,056,381
Marc Mathieu	64,768,048	678,069
Remi Gaston Dreyfus	61,722,288	3,503,260

Proposal 2:	To approve an amendment to the Company’s restated certificate of incorporation to effect a reverse stock split of its issued and outstanding common stock of up to 1:40.

For	Against	Abstain
55,528,546	13,020,342	250,483

Proposal 3:	To approve an amendment to the Company’s restated certificate of incorporation to increase the number of authorized shares of common stock from 150,000,000 to 250,000,000 shares.

For	Against	Abstain
64,102,394	4,249,556	447,422

Proposal 4.	To ratify MNP, LLP as the Company’s independent public accountants for the year ending March 31, 2018.

For	Against	Abstain
65,497,838	1,777,562	1,768,722

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following documents are furnished herewith as exhibits to this report:

Exhibit Number	Description of Exhibit

3.1	Amendment to Restated Certificate of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 8, 2017

BIONIK LABORATORIES CORP.

By:	/s/ Leslie Markow
Name:	Leslie Markow
Title:	Chief Financial Officer